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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 31, 2006

                                FIBERSTARS, INC.
             (Exact name of registrant as specified in its charter)

           California                   0-24230                94-3021850
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
        Incorporation)                                    Identification Number)

                32000 Aurora Road
                   Solon, Ohio                                    44139
     (Address of principal executive offices)                   (Zip Code)

                                 (440) 715-1300
                         (Registrant's telephone number,
                              including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     On March 31, 2006, Fiberstars, Inc. issued a press release announcing its results for the year and quarter ended December 31, 2005. A copy of the earnings release is furnished herewith as Exhibit 99.1.

Item 8.01. Other Events

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     On March 31, 2006, Fiberstars, Inc. issued a press release announcing the award of $2.1 million in funding from DARPA for development and installation of lighting systems on three U.S. Navy ships. A copy of the release is furnished herewith as Exhibit 99.2.

     On March 31, 2006, Fiberstars, Inc. issued a press release announcing the award of a new patent covering its new Cloverleaf(TM) Optical Coupler. A copy of the release is furnished herewith as Exhibit 99.3.

     On March 31, 2006, Fiberstars, Inc. issued a press release announcing an agreement with National Elevator Cab and Corp. relating to installation of EFO(R)products in the elevator retrofit market. A copy of the earnings release is furnished herewith as Exhibit 99.4.

Item 9.01  Financial Statements and Exhibits

           (d) Exhibits

               EXHIBIT
               NO.                         DESCRIPTION
               --------  -------------------------------------------------------
               99.1      Press Release dated March 31, 2006 regarding 2005
                         Results.
               99.2 Press Release dated March 31, 2006 regarding Installation of Lighting on Navy Ships.
               99.3 Press Release dated March 31, 2006 regarding Award of Patent covering Cloverleaf(TM)Coupler.
               99.4 Press Release dated March 31, 2006 regarding Agreement with National Elevator Cab and Door Corp.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: March 31, 2006

                                             FIBERSTARS, INC.


                                             By     /s/ Robert A. Connors
                                                    ----------------------------
                                             Name:  Robert A. Connors
                                             Title: Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                      DESCRIPTION
--------  ----------------------------------------------------------------------
99.1      Press Release dated March 31, 2006 regarding 2005 Results.
99.2 Press Release dated March 31, 2006 regarding Installation of Lighting on Navy Ships.
99.3 Press Release dated March 31, 2006 regarding Award of Patent covering Cloverleaf(TM)Coupler.
99.4 Press Release dated March 31, 2006 regarding Agreement with National Elevator Cab and Door Corp.

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